UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2010

LIGHTYEAR NETWORK SOLUTIONS, INC.
 (Exact name of registrant as specified in Charter)

Nevada	000-32451	91-1829866
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1901 Eastpoint Parkway
Louisville, Kentucky 40223
(Address of Principal Executive Offices)

502-244-6666
 (Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On June 7, 2010, Lightyear Network Solutions, Inc. (the “Registrant”) issued a press release announcing the release and posting on its website of the Registrant’s “Corporate Overview Presentation.”  The full text of the Registrant’s press release is attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 by reference.

Item 9.01.    Financial Statement and Exhibits.

(d)	Exhibits.

99.1	Lightyear Network Solutions, Inc. Press Release dated June 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTYEAR NETWORK SOLUTIONS, INC

Date: June 9, 2010	By:	/s/ J. Sherman Henderson III
J. Sherman Henderson III
Chief Executive Officer